SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549

                            FORM 8-K

                        CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of earliest event reported): January 31, 2005

          Onyx Acceptance Owner Trust 2004-C
------------------------------------------------------------------------------
        (Issuer with respect to Certificates)

         Onyx Acceptance Financial Corporation
 -------------------------------------------------------------
  (Exact Name of Registrant as Specified in Its Charter)

Commission File Number
333-113136                                (I.R.S. EmployerIdentification No.)
                                                 33-0639768

State or other jurisdiction of incorporation or organization
Delaware


Onyx Acceptance Financial Corporation
27051 Towne Centre Drive
Foothill Ranch 92610
949 465-3900

Item 8.01  Other Events

On behalf of the Onyx Acceptance Owner Trust 2004-C, (the"Trust"), a trust created pursuant to the Trust Agreement dated as of September 1, 2004 with Onyx Acceptance Financial Corporation as registrant and seller Wilmington Trust Company as Owner Trustee and JP Morgan Chase Bank as agent for the trust and as agent for the owner trustee under the trust agreement, the registrant has caused to be filed with the Commission, the January 2005 monthly Distribution Date Statement with respect to the Trust. This Distribution Date Statement is filed pursuant to and in accordance with a no action request filed on August 21, 1995 with the Commission by Onyx Acceptance Financial Corporation, originator of the Onyx Acceptance Owner Trust 2004-C and Onyx Acceptance Corporation as servicer and the affirmative response thereto by the Securities and Exchange Commission dated September 22, 1995. The filing of the monthly Distribution Date Statement will occur subsequent to each monthly distribution to the Trust's Securityholders until and unless exempted under provisions of the Securities and Exchange Act.

Item 9.01  Financial Statements and Exhibits

(a)      Financial Statements
         None

(c)      Exhibits
         Exhibit No.

         19.Monthly Distribution Date Statement of the Onyx Acceptance Owner Trust 2004-C for the month of January 2005.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Onyx Acceptance Financial Corporation



         /s/ DON P. DUFFY
By:_____________________________________________________
         Don P. Duffy      Chief Financial Officer


Exhibit 19

Onyx Acceptance Owner Trust 2004_C

       1.83% Class A-1 Auto Loan Backed Notes   CUSIP 68338SEL8                 $93,000,000
       2.39% Class A-2 Auto Loan Backed Notes   CUSIP 68338SEM6                $132,000,000
       2.94% Class A-3 Auto Loan Backed Notes   CUSIP 68338SEN4                $106,000,000
       3.50% Class A-4 Auto Loan Backed Notes   CUSIP 68338SEP9                $119,000,000
         N/A Class B Auto Loan Backed Notes                                              $0

             Total Securities Issued                                           $450,000,000

Collection Period Beginning on:                                                    01/01/05
Collection Period Ending on:                                                       01/31/05
Distribution Date:                                                                 02/15/05

           1 Original Pool Balance                                                                              $450,000,000.00
           2 Subsequent Contracts                                                                                $86,399,157.10
           3 Original Prefunded Amount                                                                          $147,167,622.89
           4 Collection Period Beginning Pool Balance                                                           $386,748,997.42
           5 Class A Note outstanding principal amount: Beginning                                               $377,993,188.57


             Net Collections for the Collection Period
           6 Monthly P&I, partial prepayments & Full Prepayments in Calendar Month                               $14,875,573.41
           7 Full Prepayments through first 5 business days of current month (Precompute only)                         7,969.08
           8 Full Prepayments through first 5 business days of current month (Simple interest  only)               1,255,885.25
           9 Full Prepayments included in Prior Collection Period (Precompute only)                                   28,581.91
          10 Full Prepayments included in Prior Collection Period (Simple Interest only)                           1,078,890.75
          11 Partial Prepayments of Rule of 78's contracts deposited to PayAhead Acct                                  3,505.45
          12 Amounts Withdrawn from PayAhead Acct & Deposited to Collection Acct                                           0.00
          13 Capitalized Interest Amount (Negative Carry) to be Deposited                                                  0.00
          14 Net Liquidation Proceeds on Defaulted Contracts                                                         265,592.68
          15 Net Liquidation Proceeds first 5 business days of current month                                               0.00
          16 Net Liquidation Proceeds included in Prior Collection Period                                                  0.00
          17 Net Insurance Proceeds                                                                                        0.00
          18 Net Insurance Proceeds first 5 business days of current month                                                 0.00
          19 Net Insurance Proceeds included in Prior Collection Period                                                    0.00
          20 Aggregate Purchase Amount for Purchased Contracts (Repurchases)                                               0.00
          21 Reinvestment earnings on Funds in Collection Acct                                                        20,833.72
          22 Mandatory Partial Redemption Amount (Final Funding Period Distribution Date only) (236)                       0.00
          23 Investment earnings                                                                                          0.00
          24 Net Collections (6+7+8-9-10-11+12+13+14+15-16+17+18-19+20+21+22+23)                                 $15,314,876.03

             Computation of Regular Principal Distributable Amount
          25 Scheduled Principal Decline (recomputed actuarial) Precompute contracts only                             77,264.51
          26 Principal Collected: Payments only - Simple Interest contracts                                        6,145,665.39
          27 Principal Collected: Full Prepayments - S.I. thru month-end                                           4,295,345.49
          28 Full Prepayments through first 5 business days of current month: Simple Interest only                 1,255,885.25
          29 Full Prepayments: Precompute only thru month end                                                         38,942.62
          30 Full Prepayments through first 5 business days of current month: Precompute only                          7,969.08
          31 Defaulted Contracts  (Liquidated Proceeds received) (Includes Cram Down losses)                         548,136.55
          32 Defaulted Contracts  (Liquidated Proceeds received) thru 1st 5 business days of current month                 0.00
          33 Defaulted Contracts  (4 or more periods.Liquidated Proceeds not received)                                     0.00
          34 Defaulted Contracts  (4 or more periods.Liquidated Proceeds not received) thru 1st 5 bus. days                0.00
          35 Purchased Contracts (repurchases by Servicer)                                                                0.00

          36 Regular Principal Distributable Amount  (Sum of 25 thru 35)                                         $12,369,208.89
          37 Subsequent Contracts sold to Trust during related Collection Period                                          $0.00
          38 Prefunded Contracts sold to Trust during related Collection Period                                           $0.00

          39 Collection Period Ending Pool Balance of underlying Contracts (4 - 36 + 37 + 38)                   $374,379,788.53
          40 Collection Period Ending Pool Balance as a percent of Original Pool Balance (39 / 1)                        83.20%

          41 Note Principal Distributable Amount                                                                 $12,369,208.89
          42 Note Targeted Principal Distributable Amount                                                         $1,660,692.47
          43 Note Parity Deficit Amount                                                                                   $0.00

             Calculation of Class A Note Interest Distributable Amount
             Class A Note Interest Accrual Period begins
             Class A Note Interest Accrual Period accrues through

          44 Class A-1 Notes:   Outstanding Principal Amount as of end of prior Distribution Date                $20,993,188.57

          45 Class A-1 Note Interest Carryover Shortfall                                                                 $0.00
          46 Class A-1 Note Interest Accrual over Interest Accrual Period @                                          $29,852.55

          47 Class A-1 Note Interest Distributable Amount (45 + 46)                                                  $29,852.55

          48 Class A-2 Notes:   Outstanding Principal Amount as of end of prior Distribution Date               $132,000,000.00

          49 Class A-2 Note Interest Carryover Shortfall                                                                 $0.00
          50 Class A-2 Note Interest Accrual over Interest Accrual Period @                                         $262,900.00

          51 Class A-2 Note Interest Distributable Amount (49 + 50)                                                 $262,900.00

          52 Class A-3 Notes:   Outstanding Principal Amount as of end of prior Distribution Date               $106,000,000.00

          53 Class A-3 Note Interest Carryover Shortfall                                                                 $0.00
          54 Class A-3 Note Interest Accrual over Interest Accrual Period @                                         $259,700.00

          55 Class A-3 Note Interest Distributable Amount (53 + 54)                                                 $259,700.00

          56 Class A-4 Notes:   Outstanding Principal Amount as of end of prior Distribution Date               $119,000,000.00

          57 Class A-4 Note Interest Carryover Shortfall                                                                 $0.00
          58 Class A-4 Note Interest Accrual over Interest Accrual Period @                                         $347,083.33

          59 Class A-4 Note Interest Distributable Amount (57 + 58)                                                 $347,083.33

          60 Class A Note Interest Distributable Amount - Total all Class A Notes (47+51+55+59)                     $899,535.88

             Calculation of Class A Note Principal Distributable Amount
          61 Class A-1 Note original outstanding principal amount                                                $93,000,000.00
          62 Class A-1 Note outstanding principal amount: Beginning  (44)                                        $20,993,188.57

          63 Class A-1 Note Percentage                                                                                     100%
          64 Class A-1 Note Percentage multiplied by Regular Principal Distributable Amount                      $12,369,208.89
          65 Class A-1 Note Targeted Principal Distributable Amount                                               $1,660,692.47
          66 Class A-1 Note Principal Distributable Amount (64+65)                                               $14,029,901.36

          67 Class A-1 Note outstanding principal amount: Ending (62 - 66)                                         6,963,287.21
          68 Class A-1 Note Pool Factor  (67 / 61)                                                                        $0.07

          69 Class A-2 Note original outstanding principal amount                                               $132,000,000.00
          70 Class A-2 Note outstanding principal amount: Beginning (48)                                        $132,000,000.00

          71 Class A-2 Note Percentage                                                                                       0%
          72 Class A-2 Note Percentage multiplied by Regular Principal Distributable Amount                               $0.00
          73 Class A-2 Note Targeted Principal Distributable Amount                                                       $0.00
          74 Class A-2 Note Principal Distributable Amount (72+73)                                                        $0.00

          75 Class A-2 Note outstanding principal amount: Ending (70 - 74)                                       132,000,000.00
          76 Class A-2 Note Pool Factor (75 / 69)                                                                         $1.00

          77 Class A-3 Note original outstanding principal amount                                               $106,000,000.00
          78 Class A-3 Note outstanding principal amount: Beginning (52)                                        $106,000,000.00

          79 Class A-3 Note Percentage                                                                                       0%
          80 Class A-3 Note Percentage multiplied by Regular Principal Distributable Amount                               $0.00
          81 Class A-3 Note Targeted Principal Distributable Amount                                                       $0.00
          82 Class A-3 Note Principal Distributable Amount (80+81)                                                        $0.00

          83 Class A-3 Note outstanding principal amount: Ending (78 - 82)                                       106,000,000.00
          84 Class A-3 Note Pool Factor (83 / 77)                                                                         $1.00

          85 Class A-4 Note original outstanding principal amount                                               $119,000,000.00
          86 Class A-4 Note outstanding principal amount: Beginning (56)                                        $119,000,000.00

          87 Class A-4 Note Percentage                                                                                       0%
          88 Class A-4 Note Percentage multiplied by Regular Principal Distributable Amount                               $0.00
          89 Class A-4 Note Targeted Principal Distributable Amount                                                       $0.00
          90 Class A-4 Note Principal Distributable Amount (88 + 89)                                                      $0.00

          91 Class A-4 Note outstanding principal amount: Ending (86 - 90)                                          119,000,000
          92 Class A-4 Note Pool Factor (91 / 85)                                                                         $1.00

          93 Class A Note Principal Distributable Amount - Total all Class A Notes                               $14,029,901.36
          94 Class A Note outstanding principal amount - Total all Class A Notes: Ending                        $363,963,287.21

          95 Class A Note Distributable Amount - Total all Class A Notes (Principal & Interest)                  $14,929,437.24


             NET COLLECTIONS PAYOUT ALLOCATION OF TOTAL DISTRIBUTION AMOUNT

          96 Reinvestment Earnings on Funds in Collection Acct Paid this Period to Servicer  (21)                    $20,833.72
          97 Servicing Fee Paid this Period to Servicer (1.0% / 12 x Beginning Pool Balance)                        $322,290.83

             Note Interest Paid Calculation
          98 Class A-1 Note Interest Carryover Shortfall (Beginning)  (45)                                                $0.00
          99 Interest Due on Above Beginning Shortfall                                                                   $0.00
         100 Class A-1 Note Interest Distributable Amount  (47)                                                      $29,852.55
         101 Class A-1 Note Interest Paid this Period                                                                $29,852.55
         102 Class A-1 Note Interest Carryover Shortfall (Ending)  (100 - 101)                                            $0.00

         103 Class A-2 Note Interest Carryover Shortfall (Beginning)  (49)                                                $0.00
         104 Interest Due on Above Beginning Shortfall                                                                    $0.00
         105 Class A-2 Note Interest Distributable Amount  (51)                                                     $262,900.00
         106 Class A-2 Note Interest Paid this Period                                                                 26290000%
         107 Class A-2 Note Interest Carryover Shortfall (Ending)  (105 - 106)                                            $0.00

         108 Class A-3 Note Interest Carryover Shortfall (Beginning)  (53)                                                $0.00
         109 Interest Due on Above Beginning Shortfall                                                                    $0.00
         110 Class A-3 Note Interest Distributable Amount  (55)                                                      259,700.00
         111 Class A-3 Note Interest Paid this Period                                                               $259,700.00
         112 Class A-3 Note Interest Carryover Shortfall (Ending)  (110 - 111)                                            $0.00

         113 Class A-4 Note Interest Carryover Shortfall (Beginning)  (57)                                                $0.00
         114 Interest Due on Above Beginning Shortfall                                                                   $0.00
         115 Class A-4 Note Interest Distributable Amount  (59)                                                     $347,083.33
         116 Class A-4 Note Interest Paid this Period                                                               $347,083.33
         117 Class A-4 Note Interest Carryover Shortfall (Ending)  (115 - 116)                                            $0.00

         118 Class A Note Interest Carryover Shortfall (Beginning)  (98 + 103 + 108 + 113)                               $0.00
         119 Interest Due on Above Beginning Shortfall  (99 +104 + 109 + 114))                                            $0.00
         120 Class A Note Interest Distributable Amount  (59)                                                       $899,535.88
         121 Class A Note Interest Paid this Period   (101 + 106 + 111 + 116)                                       $899,535.88
         122 Class A Note Interest Carryover Shortfall (Ending)  (102 + 107 + 112 + 117)                                  $0.00


             Summary of Distributions Paid from Net Collections this Period (Waterfall)

         123 Reinvestment Earnings on Funds in Collection Account Payable to Servicer  (21)                          $20,833.72
         124 Servicing Fee Payable to Servicer (1.0% / 12 x Beginning Pool Balance)  (97)                           $322,290.83
         125 Fees Paid this Period to Indenture Trustee, Trust Agent, and/or Owner Trustee                                $0.00
         126 Class A Note Interest Distributable Amount Paid this Period  (121)                                     $899,535.88
         127 Mandatory Partial Redemption Amount (22)                                                                     $0.00
         128 Surety Fee Payable to Insurer                                                                           $42,314.24
         129 Class A Note Principal Distributable Amount Paid this Period                                        $12,369,208.89
         130 Note Targeted Principal Distributable Amount Paid this Period (42)                                   $1,660,692.47
         131 Unreimbursed Insurer Costs                                                                                   $0.00
         132 Backup Servicer indemnification payments                                                                     $0.00

         133 Total Distributions from Collection Account   (Sum of 123 thru 132)                                 $15,314,876.03

         134 Total Excess Spread Available for Deposit to Spread Account   (24 - 133)                                     $0.00

             SPREAD ACCOUNT RECONCILIATION
         135 Initial Deposit                                                                                      $6,750,000.00
         136 Deposits (and Earnings) to Spread Account Prior Collection Periods                                      $38,348.11
         137 Deposit to Spread Account this Collection Period    (134)                                                    $0.00
         138 Reinvestment Earnings on Funds in Spread Acct                                                           $10,867.03
         139 Draws from Spread Account Prior Periods                                                                 $38,348.11

         140 Spread Account Balance     (135 + 136 + 137 + 138 - 139)                                             $6,760,867.03

         141 Required Spread Account Cash Balance   (1.5% of initial)                                             $6,750,000.00
         142 Draws from Spread Account this Collection Period                                                        $10,867.03
         143 Spread Account Balance net of Draws this Collection Period    (140 - 142)                            $6,750,000.00

             Delinquency Statistics
         144 Number of Accts Delinquent 30 - 59 Days                                                                    $113.00
         145 Number of Accts Delinquent 60 - 89 Days                                                                     $97.00
         146 Number of Accts Deliquent 90 Days and Over                                                                 $111.00
         147 Total Number of Delinquent Accounts 30 Days and Over                                                       $321.00

         148 Aggregate Net Outstanding Balance of Delinquent Loans 30-59 days                                     $1,331,849.00
         149 Aggregate Net Outstanding Balance of Delinquent Loans 60 - 89 days                                   $1,307,014.00
         150 Aggregate Net Outstanding Balance of Delinquent Loans 90 days and over                               $1,348,407.00
         151 Total Aggregate Net Outstanding Balance of Delinquent Loans                                          $3,987,270.00

         152 Policy Claim Amount                                                                                          $0.00


             Repossession Statistics
         153 Number of Accounts in Repo Inventory @ Beginning of Collection Period                                       $98.00
         154 Number of Accounts Repossessed During Collection Period                                                     $68.00
         155 Number of Repo'd Accounts Sold or Reinstated During Collection Period                                       $33.00
         156 Number of Accounts in Repo Inventory @ End of Collection Period                                            $133.00

         157 Aggregate Net Outstanding Balance of Accounts in Repo Inventory @ Beginning of Collection Period     $1,410,794.27
         158 Aggregate Net Outstanding Balance of Accounts Repossessed During Month                                 $941,068.56
         159 Aggregate Net Outstanding Balance of Repo Accounts Sold or Reinstated During Month                     $545,091.48
         160 Aggregate Net Outstanding Balance of Accounts in Repo Inventory @ End of Collection Period           $1,806,771.35

             Accounts Outstanding Statistics
         161 Original Accounts Outstanding - Initial + Subsequent                                                    $19,870.00
         162 Original Accounts Outstanding - Prefunded as of End of Collection Period                                 $9,718.00
         163 Remaining Number of Accounts Outstanding @  End of Collection Period                                    $26,546.00

             Calculation of Net Yield
         164 Interest Collected on Contracts                                                                      $3,207,377.29
         165 Interest Collected on Contracts - Prior Collection Period                                            $3,270,797.39
         166 Interest Collected on Contracts - Two Collection Periods Ago                                         $3,356,400.99
         167 Liquidated Contract Balances (less Liquidation proceeds)                                               $282,543.87
         168 Liquidated Contract Balances (less Liquidation proceeds) - Prior Collection Period                     $254,502.35
         169 Liquidated Contract Balances (less Liquidation proceeds) - Two Collection Periods Ago                  $148,627.13
         170 Interest Paid to Class A Noteholders  (126)                                                            $899,535.88
         171 Interest Paid to Class A Noteholders - Prior Collection Period                                         $931,876.54
         172 Interest Paid to Class A Noteholders - Two Collection Periods Ago                                      $948,064.17
         173 Servicing Fees Paid to Servicer  (124)                                                                 $322,290.83
         174 Servicing Fees Paid to Servicer -  Prior Collection Period                                             $333,388.95
         175 Servicing Fees Paid to Servicer - Two Collection Periods Ago                                           $344,685.89
         176 Ending Pool Balance  (39)                                                                          $374,379,788.53
         177 Ending Pool Balance - Prior Collection Period                                                       386,748,997.42
         178 Ending Pool Balance - Two Collection Periods Ago                                                    400,066,736.05

         179 Net Yield                                                                                                    5.55%

             A.P.R. Statistics
         180 Original Dollar Weighted A.P.R. of Initial + Subsequent Contracts only                                       9.52%
         181 Original Dollar Weighted A.P.R. of Prefunded Contracts only                                                 10.31%
         182 Dollar Weighted A.P.R. of Remaining Contracts in Trust as of End of Collection Period                        9.66%


             Credit Loss Statistics
         183 Gross Credit Losses during Collection Period  (31 + 32 + 33 + 34))                                     $548,136.55
         184 Recoveries during Collection Period  (14+15-16)                                                        $265,592.68

         185 Net Credit Losses during Collection Period   (183 - 184)                                               $282,543.87

         186 Cumulative Net Credit Losses                                                                            736,126.79
         187 Cumulative Net Credit Losses as a Percent of Original Certificate Balance (186  /  1)                        0.16%

         188 Memo:  Cram Down Losses                                                                                $107,427.74
         189 Remaining Weighted Average Maturity (Months) (As of Month-end)                                              $55.40

             Calculation of Remaining Prefunded Amount
         190 Prefunded Amount at Beginning of Collection Period                                                            0.00
         191 Prefunded Contracts sold to Trust during related Collection Period (38)                                       0.00
         192 Mandatory Partial Redemption Amount Released to Collection Account to be Paid to A1 Noteholders                  0
         193 Remaining Prefunded Amount (190-191-192)   If less than 0, set to 0                                              0

             Calculation of Capitalized Interest Amount
         194 Portions of Class A Note Interest Distributable Amt allocable to Prefunded Acct balance                       0.00
         195 Portions of Insurance Premium allocable to Prefunded Acct balance                                               $0
         196 Earnings on investment of funds in Prefunding Account (23)                                                      $0
         197 Capitalized Interest Amount to be withdrawn & deposited to Payment Account                                     $0

             Calculation of Maximum Capitalized Interest Amount
         198 Portions of Class A Note Interest Distributable Amt allocable to Prefunded Acct balance                      $0.00
         199 Portions of Insurance Premium allocable to Prefunded Acct balance                                            $0.00
         200 Earnings credit on investment of Prefunded Amount at Beginning of Collection Period                          $0.00
         201 Maximum Capitalized Interest Amount (198+199-200)                                                            $0.00

             Calculation of Capitalized Interest Account Balance
         202 Initial Capitalized Interest Amount                                                                   $981,927.54
         203 Withdrawals from Capitalized Interest Account in Current Collection Period (197)                                 0
         204 Withdrawals and Releases from Capitalized Interest Account in Prior Collection Periods                 $983,835.33
         205 Earnings on Capitalized Interest Account this Collection Period                                              $0.00
         206 Earnings on Capitalized Interest Account in Prior Collection Periods                                      1,907.79
         207 Capitalized Interest Account Balance (202-203-204+205+206) Ending after current period withdrawals           0.00

             Calculation of Additional Funds to be Released from Capitalized Interest Account
         208 Capitalized Interest Account Balance (207)                                                                    0.00
         209 Maximum Capitalized Interest Amount (201)                                                                        0
         210 Release to Seller (if 208-209 > 0 only) from CIA acct to Onyx Concentration                                      0

         211 Number of extensions granted in Collection period                                                            32.00
         212 Principal balance of contracts extended in Collection period                                            486,173.75

             Collection Acct Reconciliation
             Beginning Bank balance at                                                                            12,754,741.65
             Monthly P&I, partial prepayments & Full Prepayments in Calendar Month                                14,875,573.41
             Net Liquidation Proceeds deposited to Collection acct in Calendar Month                                 265,592.68
             Deficiency balance recoveries                                                                            (4,450.09)
             Net transfers from/(to) Payahead acct/Cap Int/Prefund Acct acct prior period                             14,067.27
             Collection Account investment earnings collected in current month                                        20,833.72
             Transfers from Collection Acct to Spread Account prior period                                       (16,354,983.34)
             Net Deposits in Transit                                                                               ($470,460.31)
             Ending Bank balance                                                                                 $11,100,914.99
         220 Servicing Fees Paid to Servicer - Two Collection Periods Ago
         221 Ending Pool Balance  (31)
         222 Ending Pool Balance - Prior Collection Period                                                      $413,437,619.23
         223 Ending Pool Balance - Two Collection Periods Ago                                                   $427,817,444.91

         224 Net Yield                                                                                                    5.13%

             A.P.R. Statistics
         225 Original Dollar Weighted A.P.R. of Initial + Subsequent Contracts only                                       8.90%
        225a Original Dollar Weighted A.P.R. of Prefunded Contracts only                                                  9.77%
         226 Dollar Weighted A.P.R. of Remaining Contracts in Trust as of End of Collection Period                        8.95%


             Credit Loss Statistics
         227 Gross Credit Losses during Collection Period  (25 + 26 + 27 + 28))                                     $175,540.00
         228 Recoveries during Collection Period  (10+11-12)                                                        102,516.26

         229 Net Credit Losses during Collection Period   (227 - 228)                                                $73,023.74

         230 Cumulative Net Credit Losses                                                                            $99,510.33
         231 Cumulative Net Credit Losses as a Percent of Original Certificate Balance (230  /  1)                        0.02%
         232 Memo:  Cram Down Losses
                                                                                                                      $8,073.00
         233 Remaining Weighted Average Maturity (Months)                                                                  57.6

             Calculation of Remaining Prefunded Amount
         234 Prefunded Amount at Beginning of Collection Period                                                           $0.00
         235 Prefunded Contracts sold to Trust during related Collection Period (30b)                                     $0.00
         236 Prepayment Amount Released to Collection Account to be Paid to A1 Noteholders                               $0.00
         237 Remaining Prefunded Amount (234-235-236)                                                                     $0.00

             Calculation of Capitalized Interest Amount
         238 Class A&B Note Interest Distributable Amt allocable to Prefunded Acct balance                                $0.00
         239 Portions of Insurance Premium allocable to Prefunded Acct balance                                            $0.00
         240 Earnings on investment of funds in Prefunding Account                                                       $0.00
         241 Capitalized Interest Amount  to be withdrawn from Capitalized Interest Acct                                  $0.00

             Calculation of Maximum Capitalized Interest Amount
         242 Portions of Class A&B Note Interest Distributable Amt allocable to Prefunded Acct balance                    $0.00
         243  Insurance Premium allocable to Prefunded Acct balance                                                       $0.00
         244 Earnings on Prefunded Amount at Beginning of Collection Period @ 2.5% thru Nov 15                           $0.00
         245 Maximum Capitalized Interest Amount                                                                          $0.00

             Calculation of Capitalized Interest Account Balance
         246 Initial Capitalized Interest Amount                                                                  $1,151,209.32
         247 Withdrawals from Capitalized Interest Account in Current Collection Period (241 + 254)                       $0.00
         248 Withdrawals and Releases from Capitalized Interest  in Prior Collection Periods (241)                $1,152,669.05
         249 Earnings on Capitalized Interest Account this Collection Period                                              $0.00
         250 Earnings on Capitalized Interest Account in Prior Collection Periods                                    $1,459.73
         251 Capitalized Interest Account Balance (246-247-248+249+250)                                                   $0.00

             Calculation of Additional Funds to be Released from Capitalized Interest Account
         252 Capitalized Interest Account Balance (251)                                                                   $0.00
         253 Maximum Capitalized Interest Amount (245)                                                                   $0.00
         254 Release to Seller (if 252-253 > 0 only)                                                                      $0.00

         255 Number of extensions granted in Collection period                                                             1.00
         256 Principal balance of contracts extended in Collection period                                              9,796.54

             Collection Acct Reconciliation
             Beginning Bank balance                                                                               13,800,996.64
             Monthly P&I, partial prepayments & Full Prepayments in Calendar Month                                16,450,014.71
             Net Liquidation Proceeds deposited to Collection acct in Calendar Month                                 102,516.26
             Deficiency balance recoveries (net in transit)                                                             (150.67)
             Net transfers from/(to) Payahead acct/Cap Int/Prefund Acct acct prior period                             (2,075.16)
             Collection Account investment earnings collected in current month                                        14,713.92
             Transfers from Collection Acct to Spread Account prior period                                       (17,726,426.60)
             Net Deposits in Transit                                                                                 (76,696.24)
             Ending Bank balance                                                                                  12,562,892.86
